Nationwide Life and Annuity Company of America: • Nationwide Provident VA Separate Account A

Prospectus supplement dated May 1, 2007
This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective May 1, 2007, the following Portfolios changed names:

Old Name	New Name
Gartmore Variable Insurance Trust (GVIT)	Nationwide Variable Insurance Trust (NVIT)
Gartmore GVIT Government Bond Fund-Class IV	Nationwide NVIT Government Bond Fund-Class IV
Gartmore GVIT Mid Cap Growth Fund-Class IV	Nationwide NVIT Mid Cap Growth Fund-Class IV
Gartmore GVIT Money Market Fund-Class IV	Nationwide NVIT Money Market Fund-Class IV
Gartmore GVIT Nationwide Fund-Class IV	NVIT Nationwide Fund-Class IV
GVIT International Value Fund-Class IV	NVIT International Value Fund-Class IV
J.P. Morgan GVIT Balanced Fund- Class IV	J.P. Morgan NVIT Balanced Fund- Class IV